LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2025
LOSS PER SHARE
Schedule of computation of basic and diluted net loss per ordinary share

	For the years ended December 31,
	2025	2024	2023
Net Loss Attributable to Kaixin’s Shareholders	$(53,907)	$(40,972)	$(53,563)

Loss Per Share
Basic and diluted	$(24.20)	$(781.64)	$(4,213.21)
Weighted Average Shares Used in Calculating Net Loss Per Share
Basic and diluted	2,227,765	52,418	12,713